                      METLIFE INVESTORS INSURANCE COMPANY
                METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                         SUPPLEMENT DATED MAY 1, 2009
                                      TO
                         PROSPECTUS DATED MAY 1, 1998
                                    (SPDA)

This Supplement revises information contained in the prospectus dated May 1, 1998 (as supplemented) for the Individual Single Purchase Payment Deferred variable annuity contract issued by MetLife Investors Insurance Company ("we," "us," or "our"). This Supplement should be read and kept together with your contract prospectus for future reference. If you do not have a copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

The Financial Industry Regulatory Authority (FINRA) maintains a Public Disclosure Program for investors. A brochure that includes information describing the Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

Effective as of May 4, 2009, the Capital Guardian U.S. Equity Portfolio (Class
A) of the Metropolitan Series Fund, Inc. merged into the Pioneer Fund Portfolio (Class A) of the Met Investors Series Trust. The subadviser to the Pioneer Fund Portfolio is Pioneer Investment Management, Inc. The Portfolio's investment objective is to seek reasonable income and capital growth.

The corresponding sections of the prospectus are modified as follows:

ANNUITY PAYMENTS (THE INCOME PHASE)

ANNUITY PAYMENTS

Annuity payments will be based on the annuity option selected, the annuitant's age and the annuitant's sex. However, where required by state law, the annuitant's sex will not be taken into account in calculating annuity payments. If you were issued a contract before state law mandated unisex annuity rates (if applicable in your state) and that contract had annuity rates that took the annuitant's sex into account, the annuity rates we use for that contract will not be less than the guaranteed rates in the contract when it was issued.

TAXES

MINIMUM REQUIRED DISTRIBUTIONS

Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. The waiver does not apply to any 2008 payments even if received in 2009, so for those payments, you are still required to receive your first RMD payment by April 1, 2009. In contrast, if your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five year period ends in 2013 instead of 2012. This RMD waiver does not apply if you are receiving annuitized payments under your contract. The RMD rules are complex, so consult with your tax adviser before waiving your 2009 RMD payment.

OTHER INFORMATION

METLIFE INVESTORS

For Contracts issued on or before December 31, 2002, General American Life Insurance Company ("General American"), the former parent of the Company, agreed to ensure that the Company will have sufficient funds to meet its obligations under the Contracts. In the event an owner or beneficiary of such a Contract presents a legitimate claim for payment, General American will pay such claim directly to the Contract owner or beneficiary if the Company is unable to make such payment. This guarantee is enforceable by such Contract owner or beneficiary against General American directly without any requirement that the Contract owner or beneficiary first file a claim against the Company. The guarantee agreement is binding on General American, its successors or assigns and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating. With respect to the guarantee, General American is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act.

SUPP-509 MLI SPDA

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